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                                                                    Exhibit 99.1


                             [TRANSPRO LOGO OMITTED]


                               FOR:     TRANSPRO, INC.

                               CONTACT: Richard A. Wisot
                                        Chief Financial Officer
                                        (203) 401-6452

FOR IMMEDIATE RELEASE                   Financial Dynamics
                                        Investor Relations: Christine Mohrmann,
                                        Eric Boyriven, Kellie Nugent
                                        (212) 850-5600


             TRANSPRO, INC. DELAYS RELEASE OF SECOND QUARTER RESULTS
                               AND ISSUES GUIDANCE
        - SECOND QUARTER FINANCIAL RESULTS AND CONFERENCE CALL DELAYED -
  - COMPANY EXPECTS PROFITABLE OPERATIONS IN SECOND QUARTER AND YEAR TO DATE -

NEW HAVEN, CONNECTICUT, July 27, 2004 - Transpro, Inc., (AMEX: TPR) announced today that it has delayed the release of its financial results for the second quarter and six month period ended June 30, 2004, which was scheduled to occur after the close of market on Wednesday, July 28, with a conference call on Thursday, July 29 at 10:30 AM EDT. This delay is related to the review of the accounting associated with the revenue recognition impact of shipping terms to certain customers near quarters' end. While the Company does not believe that total revenues will change as a result of the review, the periods in which revenue is recognized may change, positively or negatively, from amounts previously reported.

The issue in question relates to the recognition of revenue at the time products were shipped to certain customers, who have shipping terms that require revenue to have been reported when product was received by these customers. A resolution of this issue may cause the restatement of the Company's results for the 2004 first quarter, with the effect of moving certain first quarter 2004 revenues and resulting operating income into the second quarter of 2004. In addition, similar changes may be required with respect to financial statements for earlier periods.

Charley Johnson, President and Chief Executive Officer of Transpro, Inc. stated, "Upon learning of this issue, we began an aggressive review, and are working diligently to resolve the matter. While it is unfortunate that this review is necessary, our underlying business performance continues to improve, and we expect to announce improvements in net sales as well as profitable operations for the second quarter and six months ended June 30, 2004."

Transpro fully expects to report its financial results and file its corresponding Form 10-Q for the 2004 second quarter and six-month periods with the Securities and Exchange Commission well within the required timeframe of August 16, 2004, and will provide updated information regarding the timing of its earnings release and conference call upon completion of this review.

                                    - more -

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TRANSPRO DELAYS RELEASE OF SECOND QUARTER RESULTS                         PAGE 2
AND ISSUES GUIDANCE

TRANSPRO, INC.'S STRATEGIC CORPORATE VALUES ARE:

     o    Being An Exemplary Corporate Citizen

     o    Employing Exceptional People

     o    Dedication To World-Class Quality Standards

     o    Market Leadership Through Superior Customer Service

     o    Commitment to Exceptional Financial Performance

FORWARD-LOOKING STATEMENTS

Statements included in this news release, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's Annual Report on Form 10-K contains certain detailed factors that could cause the Company's actual results to materially differ from forward-looking statements made by the Company. In particular, statements relating to the future financial performance of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products and changes in interest rates.





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